Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Registration Statement on Form S-8 from the incorporation by reference to the Form 10-KSB of our report dated April 16, 2003 on our audit of the financial statements of Blue Moon Group, Inc. as of and for the years ended December 31, 2002.

                                    /s/ James C. Marshall
                                    James C. Marshall, CPA, P.C.
                                    Successor to Marshall & Weber, CPA's, P.L.C.

Scottsdale, Arizona
April 17, 2003